UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2025

Richtech Robotics Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41866	88-2870106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2975 Lincoln Rd,

Las Vegas, NV 89115

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 236-3835

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	RR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

On September 16, 2025, the Board of Directors of Richtech Robotics Inc. (the “Company”) determined that the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Monday, September 29, 2025. The time and meeting website information for the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, which will be filed with the Securities and Exchange Commission (the “SEC”) prior to the Annual Meeting.

A director nomination (including nominations pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) outside of Rule 14a-8 under the Exchange Act and pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws”) must be received by the Company by September 26, 2025.

Any stockholder proposal or director nominations must comply with all applicable requirements set forth in the rules and regulations of the SEC, the Exchange Act, and the Bylaws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Richtech Robotics Inc.

	By:	/s/ Zhenwu (Wayne) Huang
		Name:	Zhenwu (Wayne) Huang
		Title:	Chief Executive Officer and Director

Dated: September 16, 2025

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